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                                                                   EXHIBIT 10.65

                                     FORM OF
                                  COMMON STOCK
                          REGISTRATION RIGHTS AGREEMENT

         This Common Stock Registration Rights Agreement ("Agreement"), dated as of June ___, 1999, is made by and among Denali Incorporated, a Delaware corporation ("Company"), and those certain holders listed on the signature page(s) hereto (individually a "Holder" and collectively the "Holders"), who hereby agree as follows:

1.       INTRODUCTION.

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

                  (i) "Common Stock" means the Company's common stock, par value $0.01 per share.

                  (ii) "Effective Date" means the date of the closing of the private placement transaction by the Company and the Holders pursuant to a Subscription Agreement effective June _____, 1999.

                  (iii) "Holder's Shares" means the number of shares of Common Stock specified opposite the Holder's respective name on the signature page(s) of this Agreement and any Common Stock issued or issuable to any such Holder upon any stock split, stock dividend, recapitalization or similar event.

2.       PIGGYBACK REGISTRATION.

         (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock for its own account under the Securities Act of 1933, as amended (the "Securities Act") (other than pursuant to a registration statement relating to warrants, options or shares of capital stock granted, to be granted, sold or to be sold exclusively to employees or directors of the Company, a registration statement filed pursuant to Rule 145 under the Securities Act or a shelf registration statement pursuant to Rule 415 under the Securities Act), the Company will give prompt written notice to the Holders of its intention to effect a registration and will, subject to Section 2(b) below, include in such registration Holder's Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the giving of notice by the Company. All registrations requested pursuant to this Section 2(a) are referred to herein as "Piggyback Registrations."

         (b) Priority on Piggyback Registrations. If a Piggyback Registration involves the registration of shares of Common Stock offered in a firm commitment underwritten offering and


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the managing underwriter(s) for the offering advises the Company that in its opinion the number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering without adversely affecting the offering of the shares of Common Stock to be included therein, the Company will so advise the Holders in writing and will include in such registration that number of shares of Common Stock which the managing underwriter(s) has advised the Company, in its opinion, will not adversely affect the shares of Common Stock to be offered by the Company, such number of shares to be included in such registration in accordance with the following priorities: (i) first, the Common Stock and other securities, if any, that the Company proposes to sell; and (ii), second, on a pro-rata basis, (A) the Holder's Shares requested to be included in such registration pursuant to
Section 2(a) above and (B) any other Common Stock owned by persons other than the Holders having rights to participate in an underwritten registered offering of Common Stock and who have notified the Company of their intention to participate in such registration.

         (c) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will select a managing underwriter(s) of nationally recognized standing.

3.       REGISTRATION PROCEDURES.

         Whenever a Holder has requested that any Holder's Shares be registered pursuant to this Agreement, and subject to Section 2(b) above, the Company will use its reasonable efforts to effect the registration of such Holder's Shares and pursuant thereto the Company will:

         (a) prepare and file with the Securities and Exchange Commission (the "Commission") under the Securities Act a registration statement with respect to such Holder's Shares, which registration statement will state that the Holders of Holder's Shares covered thereby and the holders of any other shares of Common Stock to be included therein may sell such Shares under such registration statement, and use its reasonable efforts to cause such registration statement to become effective and to remain effective as provided herein;

         (b) prepare and file with the Commission such amendments and supplements, if any, to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective for a period which is the earlier of (A) 90 days or (B) until the completion of the distribution under such registration statement and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Holder's Shares such number of copies of such registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) as such seller may reasonably request in order to facilitate the disposition of such shares;

         (d) use its reasonable efforts to register or qualify such Holder's Shares under such securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and

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all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Holder's Shares owned by such seller; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection,
(ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) notify each seller of Holder's Shares at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when it becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as practicable thereafter, prepare in sufficient quantities a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Holder's Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances then existing;

         (f) enter into customary agreements relating to the registration (including an underwriting agreement in customary form);

         (g) subject to the execution of confidentiality agreements in a form satisfactory to the Company, make reasonably available for inspection by any seller of Holder's Shares, any underwriter participating in any disposition pursuant to such registration statement, the Representative Counsel (as hereinafter defined) and any attorney, accountant or other agent retained by any such Representative Counsel or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, Representative Counsel, attorney, accountant or agent in connection with such registration statement to the extent such information is reasonably necessary to satisfy any of its obligations under applicable law;

         (h) use reasonable efforts to obtain an appropriate opinion from counsel for the Company and a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by opinions of counsel and cold comfort letters in similar registrations as the Holders of a majority of the Holder's Shares covered by such registration statement reasonably request; provided, however, that failure to provide such opinion or letter, or the provision of any such opinion or letter in a form not satisfactory to any Holder whose Holder's Shares are covered by such registration statement shall not give rise to any action, at law or in equity, for damages or injunctive or other relief , but rather, shall only entitle such Holder to withdraw his Holder's Shares from such registration statement pursuant to Section 3(k) below;

         (i) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e), such Holder will forthwith discontinue such Holder's disposition


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of Holder's Shares pursuant to the registration statement covering such Holder's
Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Holder's Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in
Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Holder's Shares and other shares of Common Stock covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(e);

         (j) in connection with the preparation and review pursuant to this Agreement of any registration statement or prospectus or any amendments or supplements thereto, the Holders of a majority of the Holder's Shares included in such registration will choose one counsel ("Representative Counsel") who shall participate in the registration process on their behalf, coordinate requests by sellers of Holder's Shares for information from the Company and act as liaison between such selling stockholders or their individual counsel, accountants and agents and the Company; and

         (k) if any Holder disapproves of the terms of any offering, such Holder's sole remedy shall be to withdraw therefrom by written notice to the Company and the underwriter (if any) and all other participants in such offering, and the Holder's Shares so withdrawn will also be withdrawn from registration.

4.       REGISTRATION EXPENSES.

         Whether or not any registration pursuant to this Agreement shall become effective, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, National Association of Securities Dealers' fees, fees and expenses of compliance with state securities or blue sky laws, printing and engraving expenses and fees and disbursements of counsel for the Company, the Representative Counsel, the independent certified public accountants for the Company, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company; provided, however, that (i) if other holders of Common Stock who have included shares in the registration statement are required to pro-rate any Registration Expenses which are to be paid by the Holders hereunder, then each Holder will also pro-rate such Registration Expenses with such other holders and (ii) each seller of Holder's Shares shall pay (A) any underwriting discounts and selling commissions applicable to Holder's Shares sold by such Holder and (B) all fees and disbursements of counsel for such Holder (other than the Representative Counsel); provided, however, that the Company's obligation to pay the fees, expenses and disbursements of Representative Counsel on the Piggyback Registrations shall be limited to reasonable fees, expenses and disbursements.

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5.       INDEMNIFICATION.

         (a) Indemnification by the Company. The Company agrees to indemnify, with respect to any registration statement filed by it, to the full extent permitted by law, each Holder, its officers, directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein.

         (b) Indemnification by Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information with respect to such Holder so furnished in writing by such Holder expressly for use therein.

         (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such person will claim indemnification pursuant to this Agreement, such indemnified party shall notify the indemnifying party in writing of the commencement thereof or of such involvement, as the case may be, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party, except to the extent that such failure prejudices the rights and defenses of the indemnifying party. In case any such action referred to under subsection (a) or (b) shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense


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thereof other than reasonable costs of investigation. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party.

         (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect or as a result of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand, the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense and any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5(d).

         (e) Indemnification and Contribution of Underwriters. In connection with any underwritten offering contemplated by this Section 5, the Company, with respect to any registration statement filed by it, will agree to customary provisions for indemnification and contribution in respect of losses, claims, damages, liabilities and expenses of the underwriters by the Company.


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6.       PARTICIPATION IN UNDERWRITTEN REGISTERED OFFERINGS.

         No person may participate in any underwritten offering hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.       ELIGIBILITY UNDER RULE 144.

    With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and the rules and regulations of the Commission which may permit the sale of the Common Stock to the public without registration, the Company will so long as the Common Stock is a part of a class of securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) make and keep public information available as contemplated by Rule 144(c) at all times until the Holder's Shares have been sold or otherwise distributed to the public and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act.

8.       MISCELLANEOUS.

         (a) Termination. This Agreement and all rights and obligations hereunder with respect to any Holder's Shares (except for the indemnification rights provided in Section 5 hereof which shall survive forever) will terminate upon the earlier to occur of (i) three years from the date of this Agreement,
(ii) the date on which such shares of Common Stock covered by this Agreement have been disposed of pursuant to the Securities Act or (iii) the date on which such shares of Common Stock covered by this Agreement may be distributed to the public pursuant to Rule 144(k) under the Securities Act.

         (b) Waivers. Except as otherwise provided herein, the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of Holders of a majority of all of the Holder's Shares.

         (c) Amendments. Except as otherwise provided herein, this Agreement may be amended only with the written consent of the Company and the Holders of a majority of all of the Holder's Shares.

         (d) Subsequent Holders of Holders' Shares. The right of the Holders pursuant to this Agreement may be assigned and transferred to any transferee purchasing Holders' Shares, other than in a public offering pursuant to a registration statement, in an amount equal to at least 1% of the outstanding Common Stock of the Company; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the


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transferee and identifying the Holder's Shares with respect to which the rights are being assigned.

         (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all counterparts taken together will constitute one and the same Agreement.

         (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Texas.

         (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to each of the Holders or subsequent holders of the Holders' Shares as the case may be, at their respective addresses on the books of the Company, and to the Company at the address indicated below:

                  If to Company:            Denali Incorporated
                                            1360 Post Oak Boulevard
                                            Suite 2250
                                            Houston, Texas  77056
                                            Telecopy:  (713) 627-8561
                                            Attention:  Cathy L. Smith

                  with a copy (which
                  shall not constitute
                  notice) to:               Vinson & Elkins, L.L.P.
                                            2300 First City Tower
                                            1001 Fannin Street
                                            Houston, Texas 77002-6760
                                            Telecopy:  (713) 615-5531
                                            Attention:  T. Mark Kelly

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

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         (j) Benefit of Agreement. No person not a party to this Agreement shall have rights under this Agreement as a third party beneficiary or otherwise.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Effective Date.

                                       DENALI INCORPORATED

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